UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 20, 2021

AMPLITUDE HEALTHCARE ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39138	85-2984849
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Avenue of the Americas, FL 40 New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(212) 823-1900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	AMHCU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	AMHC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one shares of Class A Common Stock for $11.50 per share	AMHCW	The Nasdaq Stock Market LLC

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events

As previously announced, on May 5, 2021, Amplitude Healthcare Acquisition Corporation, a Delaware corporation (the “Company”), entered into a Business Combination Agreement (the “Business Combination Agreement”) among the Company, Ample Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and Jasper Therapeutics, Inc., a Delaware corporation (“Jasper”), pursuant to which, among other things, Merger Sub will merge with and into Jasper (the “Merger”), with Jasper surviving the Merger as a wholly-owned subsidiary of the Company. In connection with the Merger, the Company will change its name to “Jasper Therapeutics, Inc.” (“New Jasper”).

On September 20, 2021, the Company and Jasper issued a press release announcing that, following the completion of the transactions contemplated under the Business Combination Agreement (including the Merger) (such transactions, the “Business Combination”), New Jasper will expand the size of its board of directors (the “New Jasper Board”) from five to six directors, and will appoint Lawrence Klein, Ph.D., to the New Jasper Board as a Class I director for a one-year term until the first annual meeting of stockholders of New Jasper and until his successor is duly elected and qualified or until his death, resignation or removal. If Dr. Klein is re-elected at the first annual meeting of stockholders of New Jasper, he will serve for an additional three-year term and until his successor is duly elected and qualified or until his death, resignation or removal. Following his appointment, the New Jasper Board is expected to determine that Dr. Klein will qualify as an independent director of New Jasper. Dr. Klein will receive the same compensation as the other directors of New Jasper as described on page 247 of the Company’s definitive proxy statement/prospectus dated August 26, 2021 included in the Company’s Registration Statement on Form S-4/A (File No. 333-256875) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on August 25, 2021 under the heading “Director Compensation—New Jasper Director Compensation Following the Business Combination,” which is incorporated herein by reference. Dr. Klein does not currently own beneficially or of record any shares of the Company’s common stock.

Dr. Klein, age 39, currently serves as chief operating officer at CRISPR Therapeutics (“CRISPR”), where he previously served as senior vice president and head of strategy and business development. Before joining CRISPR, he was an associate partner at McKinsey & Company, where he was a leader in the biotech practice and served a number of biotech companies on a wide range of topics from strategy to operations. He earned a B.S. in biochemistry and physics from the University of Wisconsin-Madison and a Ph.D. in biophysics from Stanford University. Dr. Klein’s qualifications to sit on the New Jasper Board include his extensive background in immunology, hematologic malignancies, stem cell transplant and cell therapies, as well as his current and prior service with pharmaceutical and biotechnology companies on matters pertaining to strategy and operations.

A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information

In connection with the Business Combination, the Company has filed with the SEC the Registration Statement, which includes a prospectus and proxy statement, which was declared effective by the SEC on August 26, 2021. On September 1, 2021, the Company commenced mailing the definitive proxy statement/prospectus and other relevant documents to its stockholders of record as of August 20, 2021, the record date for the Company’s special meeting of stockholders to be held to approve the Business Combination (and related matters) (the “Special Meeting”). This communication is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that the Company will send to its stockholders in connection with the Business Combination. Investors and security holders of the Company are advised to read, when available, the definitive proxy statement/prospectus in connection with the Company’s solicitation of proxies for the Special Meeting because the definitive proxy statement/prospectus contains important information about the Business Combination and the parties to the Business Combination. Stockholders will also be able to obtain copies of the definitive proxy statement/prospectus and any other documents filed by the Company with the SEC, without charge, once available, at the SEC’s website www.sec.gov or by directing a request to: 1177 Avenue of the Americas, Fl 40, New York, New York 10036.

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Participants in the Solicitation

The Company, Jasper and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of the Company’s directors and officers in the Company’s filings with the SEC including the Registration Statement filed with the SEC by the Company, which includes the definitive proxy statement of the Company for the Business Combination, and such information and names of Jasper’s directors and executive officers will also be in the Registration Statement filed with the SEC by the Company, which includes the definitive proxy statement of the Company for the Business Combination.

Forward-Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between the Company and Jasper, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company and Jasper. These statements are subject to a number of risks and uncertainties regarding the Company’s businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the failure to satisfy the minimum cash condition set forth in the Business Combination Agreement, whether due to redemptions from the Company’s trust account or otherwise; the failure of the Company’s proposed PIPE financing to close on the terms and in the amounts currently anticipated; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; the risk that the approval of the stockholders of the Company or Jasper for the potential transaction is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of the Company or Jasper; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the ability of the combined company to grow and manage growth profitably and retain its key employees; the amount of redemption requests made by the Company’s stockholders; the inability to obtain or maintain the listing of the post-acquisition company’s securities on Nasdaq following the Business Combination; costs related to the Business Combination; and those factors discussed in the Company’s final prospectus relating to its initial public offering, dated November 19, 2019, and filed with the SEC on November 21, 2019, the Company’s final prospectus relating to the Business Combination, dated August 26, 2021, and filed with the SEC on August 26, 2021, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 31, 2021, as amended, and other filings with the SEC. If any of these risks materialize or if assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Description
99.1	Press Release, dated September 20, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amplitude Healthcare Acquisition Corporation

By:	/s/ Bala Venkataraman
	Name:	Bala Venkataraman
	Title:	Chief Executive Officer

Dated: September 20, 2021

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